UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2013

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2013, DCP Midstream Partners, LP (the "Partnership") issued a press release announcing its financial results for the third quarter ended September 30, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The press release contains financial measures that are not presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, for the applicable periods presented, including adjusted EBITDA, distributable cash flow and adjusted segment EBITDA for each of the Partnership's three business segments. The most directly comparable GAAP financial measures to adjusted EBITDA and distributable cash flow are net income or loss attributable to partners, which is presented in the furnished press release and prominently below for the applicable periods presented, and net cash provided by or used in operating activities, which is presented in the furnished press release and prominently below for the applicable periods presented. The most directly comparable segment GAAP financial measure to adjusted segment EBITDA for each business segment is the applicable segment net income or loss attributable to partners, which are presented in the furnished press release and prominently below for the applicable periods presented:

DCP MIDSTREAM PARTNERS, LP
GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012 (1)	As Reported in 2012	2013 (1)	2012 (1)(2)	As Reported in 2012
	(Millions)
Net (loss) income attributable to partners	$(1)	$8	$1	$153	$127	$103
Net cash (used in) provided by operating activities	$(6)	$105	$87	$264	$152	$159

DCP MIDSTREAM PARTNERS, LP
SEGMENT GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012 (1)	As Reported in 2012	2013 (1)	2012 (1)(2)	As Reported in 2012
	(Millions)
Natural Gas Services segment:
Segment net income attributable to partners	$11	$25	$9	$161	$171	$124
NGL Logistics segment:
Segment net income attributable to partners	$19	$14	$14	$61	$34	$34
Wholesale Propane Logistics segment:
Segment net (loss) income attributable to partners	$(1)	$(3)	$(3)	$20	$11	$11

(1)
Includes our 80 percent interest in the Eagle Ford system, retrospectively adjusted. We acquired a 33.33 percent interest in the Eagle Ford system in November 2012, and a 46.67 percent interest in March 2013. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2012 for comparative purposes.

(2)
Includes our 100 percent interest in Southeast Texas, retrospectively adjusted. We acquired a 33.33 percent interest in Southeast Texas in January 2011, and a 66.67 percent interest in March 2012. Transfers of net assets between entities under common control are accounted for as if the transactions had occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method. In addition, results are presented as originally reported in 2012 for comparative purposes.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2013	DCP MIDSTREAM PARTNERS, LP

By:DCP MIDSTREAM GP, LP
its General Partner

By:DCP MIDSTREAM GP, LLC
its General Partner

By:/s/ Rose M. Robeson
Name:Rose M. Robeson
Title:Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 5, 2013.